Exhibit 10.4

Secondment Contract

员工借调合同

Party A:             SciClone Pharmaceuticals Hong Kong Limited

      赛生医药香港有限公司

甲方：

Address:           Windsor House, Room 3401A, Gloucester Road, Causeway Bay, Hong Kong

地址：

Party B:            NovaMed Pharmaceuticals (Shanghai) Co., Ltd.

乙方：              诺凡麦医药贸易（上海）有限公司

Address:           Room 310, 3rd floor, 439 Fu Te Xi Yi Road, Waigaoqiao Free Trade Zone, Shanghai, China

地址：             中国上海外高桥保税区富特西一路439号3层310室

Party C:             Mark Lotter

丙方：              骆德

ID No:               443549656

身份证件号码：

Address:             No. 2000, Jianhe Road, No. 40, Xiadu Garden, Shanghai

住址：              上海市剑河路2000号夏都花园40号

Whereas

1.	Party A is a legal entity incorporated according to the laws of Hong Kong SAR and has signed an employment contract with Party C.

甲方是中国香港特别行政区合法设立且有效存续的企业法人，甲方与丙方签署了劳动合同。

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2.	Party A will second some of its employees to Party B for projects or business pursuant to Party B’s business requirement, and Party C, being an employee of Party A, has agreed to the secondment to Party B.

因乙方工作需要，乙方将借调部分甲方的员工从事乙方的相关项目或业务，丙方为甲方聘用的员工，且同意集团内部借调的安排，有意前往乙方工作。

After consultation, the three parties have reached an agreement and agreed to abide by the following:

甲乙丙三方经友好协商，就员工借调事宜达成如下合同，以兹各方共同信守：

1.	The secondment is for a period of one (1) year, from April 18, 2011 to April 18, 2012, with automatic one year term renewals, unless earlier terminated upon 30 days written notice to Party C by Party A, and the period of secondment will not constitute a break of Party C’s employment with Party A.

丙方借调到乙方工作的期限为一年，由2011年4月18日至2012年4月18。每年的借调期限届满后可自动续延一年，除非甲方向丙方提前三十（30）日发出书面解除通知。该派遣期的工作期限计入丙方连续受聘于甲方的工龄。

2.	During the secondment period, Party C’s work location and working hours are:

丙方借调至乙方工作期间，工作地点和时间为：

Room 310, 3rd floor, 439 Fu Te Xi Yi Road, Waigaoqiao Free Trade Zone, Shanghai, China

中国上海外高桥保税区富特西一路439号3层310室

Monday to Friday:         09:00 hrs to 18:00 hrs

周一至周五:                  09:00至18:00

Lunch:                            12:00 hrs to 13:00 hrs

午餐:                              12:00至13:00

3.	Party C shall be in charge of the China business of Party B in the capacity of CEO and also of business development of other related Chinese business of Party B. The three Parties agree that, during Party C’s secondment period Party C shall also be responsible for the overall management of SciClone Pharmaceuticals (China) Limited in the PRC region concurrently. His duties are set out in the attached Schedule.

丙方被委派担任乙方首席执行官负责乙方的中国业务职责，各方均同意丙方在借调期间应同时负责赛生医药(中国)有限公司的管理工作。 他的工作职责见本协议附件。

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4.	During secondment period, Party C shall report directly to the Board of Directors of SciClone Pharmaceuticals (China) Limited and report to Dr. Friedhelm Blobel, Director on the Board of Directors of SciClone Pharmaceuticals (China) Limited for day-to-day business matters.

在借调期间丙方应向赛生医药（中国）有限公司董事会汇报。日常工作业务应向赛生医药（中国）有限公司董事Friedhelm Blobel先生汇报。

a.	Under no circumstances should Party C take any instruction from Party A or be under the supervision of Party A;

在任何情况下，丙方均不受甲方的指示或监督；

b.	During the secondment period, Party B shall bear the risks and responsibilities for the work of Party C;

工作借调期间，乙方对丙方的工作承担风险和责任；

c.	Party C is not an agent of Party A and concluding contracts for Party A in the PRC.

丙方不是甲方的代理，其不会代表甲方在中国签订合同。

d.	During the secondment period, Party A shall not derive any profits from the secondment of Party C.

工作借调期间，甲方不会因丙方在乙方所从事的活动而从丙方获取任何利润。

5.	During the secondment period, Party A will pay Party C a net salary (meaning net of PRC individual income taxes) of USD245,000 per annum (or salary to be paid in other currency with the equivalent amount of USD245,000) payable monthly in arrears on or about the 28th day of each calendar month and thereafter seek reimbursement the salary payment it pays to Party C from Party B.

在工作借调期间，甲方向丙方支付每年税后（本条税后是指中华人民共和国个人所得税完税以后）245,000美元的工资（或该工资以与245,000美元等值的其它货币支付，该工资将在每月月末或每月的28日支付。此后，甲方从乙方报销其支付给丙方的上述工资。

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6.	Party B will withhold the PRC Individual Income Tax (“IIT”) for Party C and pay the same to the government authority in accordance with the law.

乙方将根据法律规定为丙方代扣代缴该工资应缴纳的中华人民共和国个人所得税，并将其支付给政府部门。

7.	During the secondment period, as part of the annual net salary addressed in item 5. Party C will receive RMB 62,000 as a rental subsidy per month, payable in arrears. Copies of the lease or other rental agreement and valid official rental receipts should be provided to Party B for tax declaration purposes. Any unutilized portion of this allowance or amounts not supported by valid official receipts will be subject to PRC IIT.

在工作借调期间，作为本合同第5条所述年税后工资的一部分，丙方将有权每月享受总计人民币62,000作为房租补贴的报销。为报税之目的，丙方应向乙方提交房租协议和其它租赁协议以及有效的正式租金发票。任何未使用完本补贴额度的部分或数额若未提供正式有效的发票应按照中华人民共和国个人所得税法规定缴纳个人所得税。

8.	During the secondment period, as part of the annual net salary addressed in item 5. Party C will receive RMB 11,000 per month as allowance to cover the cost of meal and laundry expenses. Valid official receipts should be provided to Party B for tax declaration purposes. Any unutilized portion of this allowance or amounts not supported by valid official receipts will be subject to PRC IIT.

在工作借调期间，作为本合同第5条所述年税后工资的一部分，丙方将有权每月报销 人民币11,000的餐费和洗衣费补贴。为报税之目的，丙方应向乙方提交正式有效的发票。任何未使用完本补贴额度的部分或数额若未提供正式有效的发票应按照中华人民共和国个人所得税法规定缴纳个人所得税。

9.	Party C will be entitled to two-free home leave passages per calendar year using business class. Copies of valid official receipts should be provided to Party B for tax declaration purposes. Any unutilized portion of this allowance or amounts not supported by valid official receipts will be subject to PRC IIT.

丙方每个日历年度将有权获得两（2）次免费回家探亲的机会。为报税之目的，丙方应向乙方提交正式有效的发票。任何未使用完本补贴额度的部分或数额若未提供正式有效的发票应按照中华人民共和国个人所得税法规定缴纳个人所得税。

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10.	Party B will make available a company car and driver for the use of Party C for business needs.

乙方将为丙方提供一辆公司所有的小汽车及一位司机供丙方工作使用。

11.	Please note that for the tax-exempt benefits stated in Item 7, 8 and 9, Party B will pay Party C with respective amount of subsidy or allowance and conduct tax declarations for Party C accordingly.

本合同第7、第8和第9条为免税之目的，乙方将向丙方支付相关补助或补贴，并为丙方提供税务申报。

12.	During the secondment period, Party C will follow the PRC regulations regarding public holiday and rest day. Party C will be entitled to follow the sick leave policy of Party A, while his paid annual leave will be in accordance with the internal policy of Party B.

丙方借调至乙方工作期间，可以根据中华人民共和国的法律法规享受公共假日和双休日。丙方的病假待遇按甲方规定执行，带薪年休假待遇则按乙方规定执行。

13.	During the secondment period, Party C’s employment relationship will remain with Party A and the terms of the employment contract between Party A and Party C will remain unchanged except as provided in this secondment agreement

丙方借调至乙方工作期间，丙方的劳动关系仍然保留在甲方，并且，除了本借调合同约定的条款以外，甲方与丙方的劳动合同条款保持不变。

14.	During the secondment period, Party C will abide by Party B’s rules and regulations formulated for its employees and abide by the terms and conditions of his contract with Party A.

丙方借调至乙方工作期间，应遵守乙方制定的相关员工工作规章制度。丙方还须遵守与甲方签订的劳动合同的条款。

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15.	Party C consents to the provision by Party A of his personal information to the PRC entities in connection with the secondment.

丙方同意甲方基于本借调关系将其个人信息用于甲方在中国的子公司。

16.	Party B shall apply for a work permit for Party C and render other related assistance. In accordance with the tax regulations of PRC, Party B shall withhold and pay on behalf of Party C Personal Income Tax.

乙方应为丙方办理工作许可，并提供相关的配套和帮助。按中国税务法规规定, 乙方将代丙方代扣代缴个人所得税。

17.	This Contract may be amended or terminated after consultation with all the parties should there be any changes after it comes into effect.

本合同签署后，因实际情况发生变化，甲乙丙三方可以协商变更或解除本合同。

18.	The execution, validity, interpretation and implementation of this Contract shall be in accordance with the laws of the People’s Republic of China.

本合同的签署、有效性、解释和履行应受中国法律管辖。

19.	Any disputes arising from this Contract shall be amicably resolved through friendly negotiation, failing which any party may refer the matter to the People’s Court where Party B is located.

任何因本合同而产生或与之相关的任何纠纷、争议，各方应努力通过友好协商解决。协商解决不了的，任何一方有权向乙方所在地有管辖权的人民法院提起诉讼。

20.	This Contract shall be effective upon execution by all parties.

本合同在甲乙丙三方签署之日起生效。

21.	This Contract has 3 counterparts with equal validity and each party shall hold one.

本合同一式三份，甲乙丙三方各执一份。每份均有同等的法律效力。

[Signature Follows/以下是签字页]

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Party A:	SciClone Pharmaceuticals Hong Kong Limited

甲方：	赛生医药香港有限公司

/s/ F. Blobel
Legal or authorized representative

法定代表人或经授权代表（签字）

Date:

签署日期：

Party B:	NovaMed Pharmaceuticals (Shanghai) Co., Ltd.

乙方：	诺凡麦医药贸易（上海）有限公司（盖章）

/s/ F. Blobel
Legal or authorized representative

法定代表人或经授权代表（签字）

Date:

签署日期：

Party C:

丙方：

（签字）	/s/ Mark Lotter
Mark Lotter
Date:

签署日期：

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